SUPPLEMENT TO THE PROSPECTUSES
                  AND STATEMENT OF ADDITIONAL INFORMATION (SAI)
                  OF EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS


         Evergreen Prime Cash Management Money Market Fund (the "Fund")

         Effective April 1, 2004, the section of the prospectuses entitled "Expenses" for the Fund is revised to reflect a change in the management fee structure as follows:

         Annual Fund Operating Expenses for the Fund are based on the Fund's fiscal year ended 2/28/2003.

   Evergreen Prime Cash Management Money Market Fund

   Annual Fund Operating Expense (expenses that are deducted from Fund assets)*

                        Administrative   Institutional  Institutional    Investor     Participant     Reserve      Resource
                                                           Service
Management Fees              0.20%          0.20%           0.20%          0.20%         0.20%         0.20%         0.20%
12b-1 Fees                   0.05%          0.00%           0.25%          0.10%         0.50%         0.65%         0.80%
Other Expenses               0.08%          0.08%           0.08%          0.08%         0.08%         0.08%         0.08%
                             -----          -----           -----          -----         -----         -----         -----

Total Fund Operating         0.33%          0.28%           0.53%          0.38%         0.78%         0.93%         1.08%
Expenses (Before
Waiver)
Waiver of Fund              -0.05%          -0.05%         -0.05%         -0.05%        -0.05%        -0.05%        -0.05%
Expenses
                             -----          -----           -----          -----         -----         -----         -----
Total Fund Operating         0.28%          0.23%           0.48%          0.33%         0.73%         0.88%         1.03%
Expenses (After
Waiver)**
   *These fees have been restated to reflect current fees.
   **The Fund's investment advisor has agreed to contractually waive the management fee and/or reimburse expenses for a period of one year beginning in
June 2003 in order to limit Total Fund Operating Expenses so that they do not exceed, in the aggregate, the Fund's Total Fund Operating Expenses (After
Waiver) listed above. These waivers and/or reimbursements are subject to later recoupment by the investment advisory in certain circumstances up to a period of three years following the fiscal year in which such expenses were incurred.

   Example of Fund Expenses

                                                   Assuming Redemption At End of Period
                  Administrative   Institutional   Institutional    Investor     Participant    Reserve      Resource
   After:                                             Service
   1 year               $29             $24             $49            $34           $75          $90          $105
   3 years             $101             $85            $165           $117          $244         $291          $339
   5 years             $180             $152           $291           $208          $428         $510          $591
   10 years            $413             $351           $660           $476          $961        $1,138        $1,313

         Effective April 1, 2004, the sub-section in part one of the Fund's Statement of Additional Information entitled "EXPENSES - Advisory Fees" is revised to reflect a change in the management fee structure as follows:

         EIMC is entitled to receive from Prime Cash Management Money Market Fund an annual fee equal to 0.20% of the average daily net assets of the Fund.



April 1, 2004                                                    569336 (4/04)